SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  April 28, 2000


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
           as depositor (the "Depositor") and Bankers Trust Company, as trustee (the "Trustee") under the Pooling Agreement, dated and effective as of January 25, 2000, providing for the issuance of the MLMI Resecuritization Pass-Through Certificates, Series 2000-1D.


            MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, SERIES 2000-1D.
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-81429                        13-5674085
          (Commission File Number)        (I.R.S. Employer Identification No.)


          250 VESEY STREET
          WORLD FINANCIAL CENTER, NORTH TOWER
           NEW YORK, NEW YORK                          10281
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 449-1000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of April 28, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling Agreement, dated as of January 25, 2000.


          Date:  May 19, 2000               By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of April 28, 2000.






Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE
          A-1    2,754,000.00   2,782,740.99           0.00           0.00
>      0.00           0.00      14,487.91   2,797,228.90
          A-2    4,114,988.00   4,157,932.37           0.00           0.00
>      0.00           0.00      21,647.65   4,179,580.02
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
TOTALS           6,868,988.00   6,940,673.36           0.00           0.00
>      0.00           0.00      36,135.56   6,976,808.92
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT
          A-1  589929VB1        1,010.436089       0.000000       0.000000
>  0.000000   1,015.696768       6.250000%      6.250000%
          A-2  589929VC9        1,010.436086       0.000000       0.000000
>  0.000000   1,015.696770       6.250000%      6.250000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
DEPOSITOR:                    Merrill Lynch Mortgage Investors, Inc.       ADMI
>NISTRATOR:                Christina M. Luke

>                          Deutsche Bank
LEAD UNDERWRITER:             Merrill Lynch & Co.
>                          1761 E. St. Andrew Place
RECORD DATE:                  March 31, 2000
>                          Santa Ana, CA 92705
DISTRIBUTION DATE:            April 28, 2000
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
Distribution Date:            April 28, 2000
Available Funds
>                                                   0.00
Loss Amounts Since the Closing Date
>                                                   0.00
Pooled Security Interest Shortfall amounts allocated to Class A-1
>                                                   5.53
Pooled Security Interest Shortfall amounts allocated to Class A-2
>                                                   8.27

>            Second Prior     Preceding       Current

>            Pool Security  Pool Security  Pool Security
Number of Pooled Securities remaining:       1
>           Distrib'n Date Distrib'n Date Distrib'n Date

>             25-Feb-00      27-Mar-00      25-Apr-00
RFMSI 1999-S8   Class A-6 Pooled Security Distribution Date Principal Balance
>             6,904,744.96   6,940,677.03   6,976,812.59
Aggregate Pooled Security Distribution Date Principal Balance
>             6,904,744.96   6,940,677.03   6,976,812.59
                                                Interest          (a)
>  (b)         (a) - (b)      Count and
Pooled Security                  Interest       Shortfall      Interest       I
>nterest       Excess of   Aggregate Principal Balance of
Distribution Date Information      Rate        per annum %     Scheduled     Di
>stributed  Sched. v Dist. Underlying Mortgage Loans
RFMSI 1999-S8   Class A-6           6.250000%      0.002386%     36,149.36
>      0.00          13.80            746 233,440,163.12
                               Realized Loss  Realized Loss  Realized Loss
>                                             Current
                               on Underly'g   on Underly'g   on Underly'g
>Current     Realized Loss     Current         Total
Pooled Security                 Mort. Loans    Mort. Loans    Mort. Loans   Rea
>lized Loss   on Security     Principal       Amount
Distribution Date Information     Current     Since Cut-Off Life of Securit  on
> Security   Since Cut-Off   Distributed    Distributed
RFMSI 1999-S8   Class A-6               0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
                                                                Page 2 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
HISTORY OF AGGREGATE POOLED SECURITY DELINQUENCY STATISTICS
Pooled Security Dist. Date    Pool Aggregate                 30 - 59 Days   60
>- 89 Days     90+ Days     Foreclosures     REO Loans
                                         746      Count                  1
>         0              1              0              0
     25-Apr-00                   233,440,163     Balance        294,402.34
>      0.00     438,445.29           0.00           0.00
                                               % of Count         0.134048%
>  0.000000%      0.134048%      0.000000%      0.000000%
                                              % of Balance        0.126115%
>  0.000000%      0.187819%      0.000000%      0.000000%
                                         749      Count                  1
>         1              1              0              0
     27-Mar-00                   235,004,297     Balance        526,801.14
>294,788.69     438,445.29           0.00           0.00
                                               % of Count         0.133511%
>  0.133511%      0.133511%      0.000000%      0.000000%
                                              % of Balance        0.224167%
>  0.125440%      0.186569%      0.000000%      0.000000%
                                         751      Count                  3
>         1              0              0              0
     25-Feb-00                   236,449,357     Balance        740,522.78
>438,445.29           0.00           0.00           0.00
                                               % of Count         0.399467%
>  0.133156%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.313185%
>  0.185429%      0.000000%      0.000000%      0.000000%
                                         753      Count                  6
>         0              0              0              0
     25-Jan-00                   237,972,536     Balance      2,004,711.95
>      0.00           0.00           0.00           0.00
                                               % of Count         0.796813%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.842413%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         756      Count                  5
>         0              0              0              0
     27-Dec-99                   239,869,721     Balance      1,296,815.57
>      0.00           0.00           0.00           0.00
                                               % of Count         0.661376%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.540633%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         760      Count                  4
>         0              0              0              0
     26-Nov-99                   242,265,622     Balance      1,443,850.76
>      0.00           0.00           0.00           0.00
                                               % of Count         0.526316%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.595978%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         761      Count                  4
>         0              0              0              0
     25-Oct-99                   243,535,152     Balance      1,293,934.30
>      0.00           0.00           0.00           0.00
                                               % of Count         0.525624%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.531313%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         762      Count                  1
>         0              0              0              0
     27-Sep-99                   244,846,083     Balance        351,823.27
>      0.00           0.00           0.00           0.00
                                               % of Count         0.131234%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.143692%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         763      Count                  2
>         1              0              0              0
     25-Aug-99                   246,184,603     Balance        603,367.64
> 73,798.35           0.00           0.00           0.00
                                               % of Count         0.262123%
>  0.131062%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.245087%
>  0.029977%      0.000000%      0.000000%      0.000000%
                                         767      Count                  1
>         0              0              0              0
     26-Jul-99                   248,770,481     Balance        354,192.94
>      0.00           0.00           0.00           0.00
                                               % of Count         0.130378%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.142377%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         769      Count                  5
>         0              0              0              0
     25-Jun-99                   250,484,558     Balance      1,505,077.91
>      0.00           0.00           0.00           0.00
                                               % of Count         0.650195%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.600867%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         773      Count                  8
>         0              0              0              0
     25-May-99                   253,391,094     Balance      2,625,887.67
>      0.00           0.00           0.00           0.00
                                               % of Count         1.034929%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        1.036298%
>  0.000000%      0.000000%      0.000000%      0.000000%
Notes:         Foreclosure and REO Loans are not included as part of Delinquenc
>ies.  Bankruptcies, if any, are included as part of Delinquencies.
               Percentages are based on the aggregate Underlying Mortgage Loan
>information from all related Pooled Securities for each
               reporting category divided by aggregate of all Underlying Mortga
>ge Loan information for all related Pooled Securities.
                                                                Page 3 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1D
Statement  To  Certificateholders
Distribution Date:            April 28, 2000
Pooled Security:              RFMSI 1999-S8   Class A-6
Delinquent Loans including Bankruptcy, if any.                              30
>- 59 Days   60 - 89 Days     90+ Days         Total
Principal Balance
>294,402.34           0.00     438,445.29     732,847.63
Percentage of Pool Balance
>  0.126115%      0.000000%      0.187819%      0.313934%
Number of Underlying Mortgage Loans
>          1              0              1              2
Percentage of Underlying Mortgage Loans
>  0.134048%      0.000000%      0.134048%      0.268097%
Foreclosure Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
REO Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
                                                                Page 4 of 4
>                            (c) COPYRIGHT 2000 Deutsche Bank